Exhibit 99.2

 South Plains Financial  Third Quarter 2022  Earnings Presentation  October 21, 2022

 Safe Harbor Statement and Other Disclosures   FORWARD-LOOKING STATEMENTS  This presentation contains, and future oral and written statements of South Plains Financial, Inc. (“South Plains” or the “Company” or “SPFI”) and City Bank (“City Bank” or the “Bank”) may contain, statements about future events that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect South Plains’ current views with respect to, among other things, the ongoing COVID-19 pandemic, future events and South Plains’ financial performance. Any statements about South Plains’ expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Forward-looking statements include, but are not limited to: (i) projections and estimates of revenues, expenses, income or loss, earnings or loss per share, and other financial items, (ii) statements of plans, objectives and expectations of South Plains or its management, (iii) statements of future economic performance, and (iv) statements of assumptions underlying such statements. Forward-looking statements should not be relied on because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of South Plains and City Bank. These risks, uncertainties and other factors may cause the actual results, performance, and achievements of South Plains and City Bank to be materially different from the anticipated future results, performance or achievements expressed in, or implied by, the forward-looking statements. Factors that could cause such differences include, but are not limited to, local, regional, national and international economic conditions, the extent of the impact of the COVID-19 pandemic (and any current or future variant thereof), including the impact of actions taken by governmental and regulatory authorities in response to such pandemic, such as the Coronavirus Aid, Relief, and Economic Security Act and subsequent related legislations, and the programs established thereunder, and City Bank’s participation in such programs, volatility of the financial markets, changes in market interest rates, the persistence of the current inflationary environment in the United States and our market areas, the uncertain impacts of quantitative tightening and current and future monetary policies of the Federal Reserve, regulatory considerations, competition and market expansion opportunities, changes in non-interest expenditures or in the anticipated benefits of such expenditures, the receipt of required regulatory approvals, changes in non-performing assets and charge-offs, adequacy of loan loss reserves, changes in tax laws, current or future litigation, regulatory examinations or other legal and/or regulatory actions, the impact of any tariffs, terrorist threats and attacks, acts of war or threats thereof or other pandemics. Due to these and other possible uncertainties and risks, South Plains can give no assurance that the results contemplated in the forward-looking statements will be realized and readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation. For more information about these factors, please see South Plains’ reports filed with or furnished to the U.S. Securities and Exchange Commission (the “SEC”), including South Plains’ most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q on file with the SEC, including the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Further, any forward-looking statement speaks only as of the date on which it is made and South Plains undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by law. All forward-looking statements, express or implied, herein are qualified in their entirety by this cautionary statement.  NON-GAAP FINANCIAL MEASURES  Management believes that certain non-GAAP performance measures used in this presentation provide meaningful information about underlying trends in its business and operations and provide both management and investors a more complete understanding of the Company’s financial position and performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, SPFI’s reported results prepared in accordance with GAAP. Numbers in this presentation may not sum due to rounding.  2

 Today’s Speakers   Curtis C. Griffith Chairman & Chief Executive Officer  Elected to the board of directors of First State Bank of Morton, Texas, in 1972 and employed by it in 1979  Elected Chairman of the First State Bank of Morton board in 1984  Chairman of the Board of City Bank and the Company since 1993  Steven B. Crockett Chief Financial Officer & Treasurer  Appointed Chief Financial Officer in 2015  Previously Controller of City Bank and the Company for 14 and 5 years respectively  Began career in public accounting in 1994 by serving for seven years with a local firm in Lubbock, Texas  Cory T. Newsom President  Entire banking career with the Company focused on lending and operations  Appointed President and Chief Executive Officer of the Bank in 2008  Joined the Board in 2008  3

 Third Quarter 2022 Highlights  Diluted earnings per share was $0.86 per share, as compared to $0.88 per share in 2Q’22  Of note, certain items inflated 2Q’22 earnings by $0.24 per share and Q3’22 earnings by $0.10 per share (large recoveries, reverse loan loss provisions, and fair value increases to mortgage servicing rights)  Run rate earnings growth primarily driven by a 17.0% annualized increase in loans HFI as compared to 2Q’22  Momentum continued across metropolitan markets with loans increasing 14.6%, annualized, to $849.3 million  Year to date, the Bank has delivered 10.4% loan growth, above the Company’s mid to high single digit guidance, with the Bank’s metro markets growing 15.2%  Credit quality continues to improve as the ratio of nonperforming assets to total assets was 19 bps in 3Q’22 as compared to 20 bps in 2Q’22 and 33 bps in Q1’22  Mortgage banking revenues continue to be at trough levels and management believes are no longer a headwind to Company results  Repurchased 366 thousand shares in 3Q’22 as compared to 257 thousand shares in 2Q’22. Repurchased 730 thousand shares year to date through the end of the September 2022 under the stock repurchase program     Organic Loan Growth   17.0% Annualized  Loans Held for Investment  (“HFI”) $2.69 B  Net Income   $15.5 M  EPS - Diluted  $0.86  Net Interest Margin (1)  (“NIM”) 3.70%  Average Yield on Loans  5.12%  ROAA  1.53%  Efficiency Ratio   66.4%  4  Source: Company documents  (1) Net interest margin is calculated on a tax-equivalent basis

 Loan Portfolio  3Q'22 Highlights  Loans HFI increased $109.9 million from 2Q’22, primarily due to organic net loan growth  Organic net loan growth remained relationship-focused, occurring primarily in commercial real estate loans, residential mortgage loans and consumer auto loans, partially offset by a decrease in hotel loans  Loans HFI increased $261.3 million from 3Q’21  3Q'22 yield on loans of 5.12%; a decrease of 45 bps compared to 2Q’22  70bps, or $4.4 million, of large loan recoveries and prepayment penalties in 2Q’22  Total Loans HFI  $ in Millions  Source: Company documents  5

  Attractive Markets Poised for Organic Growth  Note: Tangible book value per share is a non-GAAP measures. See appendix for   the reconciliation to GAAP   El Paso Basin  Dallas / Ft. Worth  Population of 865,000+  Adjacent in proximity to Juarez, Mexico’s growing industrial center and an estimated population of 1.5 million people  Home to four universities including The University of Texas at El Paso  Focus on commercial real estate lending  Largest metropolitan statistical area (“MSA”) in Texas. Steadily expanding population that accounts for over 26% of the state’s population  Attractive location for companies interested in relocating to more efficient economic environments   Major U.S. Airport hub and large corporations in diversified sectors including financial services, transportation, energy and technology  Focus on commercial real estate lending  Houston   Second largest MSA in Texas and fifth largest in the nation  Called the “Energy Capital of the World,” the area also boasts the world’s largest medical center and second busiest port in the U.S  Leading corporations across a variety of industries propelling growth through new entrants and diversification  Focus on commercial real estate lending  Lubbock Basin  Population in excess of 320,000 with major industries in agribusiness, education, and trade among others  Home of Texas Tech University – enrollment of 40,000 students  Focus on community bank approach and expanding local relationships  6

 Metropolitan Loan Growth  3Q'22 Highlights  Loans HFI in our Dallas, Houston and El Paso metro markets totaled $849.3 million in 3Q’22 an increase of 14.6%, annualized, from 2Q’22  Expansion of lending team across the Company’s metro markets is driving accelerated loan growth  Existing infrastructure in Dallas, Houston and El Paso can support further growth  Have liquidity to fund growth as we continue to redeploy our low-cost deposits into higher yielding loans  New lenders continue to ramp more quickly than anticipated reaching breakeven ahead of plan, on average  Total Metropolitan Loans  $ in Millions  Source: Company documents  7  5.00%

 Loan HFI Portfolio  Loan Mix  Loan Portfolio ($ in millions)     9/30/22  Commercial C&D  $   130.6  Residential C&D      271.8   CRE Owner/Occ.  269.6  Other CRE Non Owner/Occ.     490.6  Multi-Family      137.4   C&I      398.6   Agriculture      177.4   1-4 Family      424.8   Auto      309.1   Other Consumer      80.5            Total  $  2,690.4  Source: Company documents  Fixed vs. Variable Rate   at 9/30/22  8

 Indirect Auto Overview  Indirect Auto Highlights  Indirect auto loans totaled $280.4 million at the end of 3Q’22  Disciplined underwriting approach to selectively grow indirect auto lending portfolio   Strong credit quality in sector positioned for resiliency across economic cycles:  Credit score 690+: $223.0 million  Credit score 635-689: $53.9 million  Credit score below 635: $10.2 million  Indirect Auto Credit Breakdown  Source: Company documents  9  Credit score at origination

 Mortgage Banking Overview  Mortgage Banking Activity  $ in Millions  3Q'22 Highlights  Mortgage loan originations decreased 26.6% in 3Q'22 compared to 2Q’22 primarily due to higher market interest rates and seasonality  Managing the business for profitability as volumes decline  Management believes the Bank’s mortgage banking business is no longer a headwind to financial results at current levels  Source: Company documents  10

 Noninterest Income Overview  Noninterest Income  $ in Millions  3Q'22 Highlights  Noninterest income of $20.9 million, compared to $18.8 million in 2Q’22 was primarily a result of $2.1 million of income from legal settlements and $3.3 million of seasonal insurance activity   The increase in noninterest income was partially offset by an expected decrease of $2.4 million in mortgage banking activities revenue  Mortgage banking revenues were 11% of total Bank revenues and at a trough level  Noninterest income expected to stabilize in the coming quarters  Source: Company documents  11

 Diversified Revenue Stream  Nine Months Ended September 30, 2022  Total Revenues  $165.6 million  Noninterest Income  $63.5 million  Source: Company documents  12

 Net Interest Income and Margin  Net Interest Income & Margin  $ in Millions  3Q'22 Highlights  Net interest income (“NII”) of $35.1 million, compared to $37.1 million in 2Q’22. Of note, 2Q’22 benefited from $4.4 million of large recoveries and prepayment penalties  3Q'22 NIM of 3.70%  Excluding the $4.4 million of large recoveries, 2Q’22 NIM was 3.54% as compared to 3.70% in 3Q’22  NII and NIM benefited from a $121.9 million increase in average loans outstanding and the rising market interest rate environment  $1.3 million increase in interest income due to other securities and interest–earning assets   Source: Company documents  13  3.54%

 Deposit Portfolio  Total Deposits  $ in Millions  3Q'22 Highlights  Total deposits of $3.46 billion at 3Q'22, an increase of $34.7 million from 2Q’22  Increase was entirely organic growth based upon fundamental community bank relationships and competitive advantage factor  Cost of interest-bearing deposits increased in 3Q'22 to 82 bps from 42 bps in 2Q’22  Average cost of deposits was 52 bps as compared to 27 bps in 2Q’22  Noninterest-bearing deposits represented 36.5% of deposits in 3Q'22, compared to 34.9% in 2Q'22  Source: Company documents  14

 Credit Quality  3Q'22 Highlights  Credit Quality Ratios  Net Charge-Offs to Average Loans  ALLL to Total Loans HFI  Source: Company documents  15  The Company recorded a negative provision for loan losses in 3Q’22 of $782 thousand, compared to no provision for loan losses in 2Q’22  Loan loss recovery of $822 thousand of a direct energy credit during 3Q’22 combined with $19.6 million of paydowns in the hotel loan segment  Credit metrics remain solid in the loan portfolio, with improving credit profiles in the hotel segment during 3Q’22  Ratio of Allowance for Loan Losses (“ALLL”) to loans HFI was 1.47% at 9/30/22

 Investment Securities  3Q'22 Highlights  Investment Securities totaled $711.4 million at 9/30/2022, a decrease of $52.5 million from 6/30/22  Includes an increase of $39.1 million in the unrealized loss on available for sale securities during 3Q’22, primarily due to increases in market interest rates during the period  All municipal bonds are in Texas  All MBS, CMO, and Asset Backed securities are U.S. Government or GSE  3Q'22 Securities Composition  $711.4  million  Securities & Cash  $ in Millions  Source: Company documents  16

 Noninterest Expense and Efficiency  Noninterest Expense  $ in Millions  3Q'22 Highlights  Noninterest expense for 3Q’22 increased $1.4 million from 2Q’22 primarily due to:  Increase of $937 thousand in insurance commission expense due to higher revenue from insurance activities  Partially offset by a decrease in mortgage commission expense and related personnel expense and variable mortgage related expenses in accordance with the decline in mortgage loan originations  Source: Company documents  17

 Balance Sheet Growth and Development  Balance Sheet Highlights  $ in Millions  Tangible Book Value Per Share  Note: Tangible book value per share is a non-GAAP measure. See appendix for the   reconciliation of non-GAAP measures to GAAP   Source: Company documents  18

 Strong Capital Base  Tangible Common Equity to Tangible Assets Ratio  Common Equity Tier 1 Ratio  Tier 1 Capital to Average Assets Ratio  Total Capital to Risk-Weighted Assets Ratio  Source: Company documents  Note: Tangible common equity to tangible assets is a non-GAAP measure. See appendix for the reconciliation of non-GAAP measures to GAAP   19

 SPFI’s Core Purpose and Values Align: Centered on Relationship Based Business  Our Core Purpose is:   To use the power of relationships to help people succeed and live better  HELP [ALL STAKEHOLDERS] SUCCEED  Employees  great benefits and opportunities to grow and make a difference.  Customers  personalized advice and solutions to achieve their goals.  Partners  responsive, trusted win-win partnerships enabling both parties to succeed together.  Shareholders  share in the prosperity and performance of the Bank.  THE POWER OF RELATIONSHIPS  At SPFI, we build lifelong, trusted relationships so you know you always have someone in your corner that understands you, cares about you, and stands ready to help.   LIVE BETTER  We want to help everyone live better.   At the end of the day, we do what we do to help enhance lives. We create a great place to work, help people achieve their goals, and invest generously in our communities because there’s nothing more rewarding then helping people succeed and live better.   20

 Appendix  21

 Non-GAAP Financial Measures  Source: Company documents  22  As of and for the quarter ended     September 30,  2022     June 30,  2022     March 31,  2022     December 31,  2021     September 30,  2021  Pre-tax, pre-provision income  Net income  $  15,458  $  15,883  $  14,278  $  14,614  $  15,190  Income tax expense  3,962  4,001  3,527  3,631  3,716  Provision for loan losses  (782)  -  (2,085)  -  -  Pre-tax, pre-provision income  $  18,638  $  19,884  $  15,720  $  18,245  $  18,906  As of      September 30,  2022     June 30,  2022     March 31,  2022     December 31,  2021     September 30,  2021  Tangible common equity                                            Total common stockholders’ equity  $  341,799     $  364,222     $  $ 387,068     $  $ 407,427     $  $ 398,276  Less:  goodwill and other intangibles     (24,228)        (24,620)        (25,011)        (25,403)        (25,804)                                               Tangible common equity  $  317,571     $  339,602     $  $ 362,057     $  $ 382,024     $  $ 372,472                                               Tangible assets                                            Total assets  $  3,992,690     $  3,974,724     $  $ 3,999,744     $  $ 3,901,855     $  $ 3,774,175  Less:  goodwill and other intangibles     (24,228)        (24,620)        (25,011)        (25,403)        (25,804)                                               Tangible assets  $  3,968,462     $  3,950,104     $  $ 3,974,733     $  $ 3,876,452     $  $ 3,748,371                                               Shares outstanding     17,064,640        17,417,094        17,673,407        17,760,243        17,824,094                                   Total stockholders’ equity to total assets     8.56%     9.16%     9.68%     10.44%     10.55%  Tangible common equity to tangible assets     8.00%     8.60%     9.11%     9.85%     9.94%  Book value per share  $  20.03  $  20.91  $  21.90  $  22.94  $  22.34  Tangible book value per share  $  18.61  $  19.50  $  20.49  $  21.51  $  20.90